SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of
        earliest event reported):                   February 29, 2000


                                  VIATEL, INC.
               (Exact Name of Registrant as Specified in Charter)


     Delaware                        000-21261               13-3787366
     (State or Other                 (Commission             (I.R.S. Employer
     Jurisdiction                    File Number)            Identification No.)
     of Incorporation)

                                  Viatel, Inc.
                                685 Third Avenue
                            New York, New York 10017
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 212-350-9200

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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Item 2.  Acquisition or Disposition of Assets.

          On February 29, 2000, Viatel, Inc., a Delaware corporation (the "Company"), acquired the entire issued and outstanding share capital of AT&T Communications (UK) Limited, a United Kingdom corporation ("AT&T UK"), from AT&T Corporation under the terms of a Share Purchase Agreement (the "Agreement") by and among AT&T Communications Services International Inc., a Delaware corporation, Global Card Holdings Inc., a Delaware corporation, the Company, and Viatel Global Communications Limited, a United Kingdom corporation and wholly-owned subsidiary of the Company. The Company paid a fixed price of $125 million for AT&T UK, which it funded from cash on hand. As a result of the transaction, AT&T UK became an indirect, wholly-owned subsidiary of the Company.

Item 7.  Financial Statements, Pro Forma Financial Information
             and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

               The audited financial statements of AT&T UK, as of and for the years ended December 31, 1999 and 1998, required by this item will be filed by amendment.

         (b)   Pro Forma Financial Information.

               The pro forma financial information required by this item will be filed by amendment.

         (c)   Exhibits.

               The following exhibits are filed with this Report.

Exhibit No.        Description.

2.2                 Agreement  for the sale and  purchase  of the entire  issued share capital of AT&T Communications (UK) Limited, by and among AT&T Communications Services International Inc., Global Card Holdings Inc., Viatel, Inc. and Viatel Global Communications Limited, dated February 29, 2000.

99.1                Press Release of Viatel, Inc., dated February 29, 2000.



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



                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          VIATEL, INC.


Date:  March 13, 2000                By:    /S/ JAMES P. PRENETTA
                                           -------------------------------------
                                           Name:      James P. Prenetta
                                           Title:     Senior Vice President and
                                                      General Counsel







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



                                  EXHIBIT INDEX




EXHIBIT NO.         DESCRIPTION.

2.2                 Agreement  for the sale and  purchase  of the entire  issued share capital of AT&T Communications (UK) Limited, by and among AT&T Communications Services International Inc., Global Card Holdings Inc., Viatel, Inc. and Viatel Global Communications Limited, dated February 29, 2000.

99.1                Press Release of Viatel, Inc., dated February 29, 2000.








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